MERRILL LYNCH BALANCED CAPITAL FUND, INC.

                     Supplement dated March 10, 2003 to the
                         Prospectus dated July 24, 2002


     The section captioned "About the Portfolio Managers" under the heading "How the Fund Invests" appearing on pages 9 and 10 is amended by deleting such information and adding the following section captioned "About the Portfolio Management":

     Kurt Schansinger is the Senior Portfolio Manager of the Fund responsible for asset allocation and investment of the equity portion of the Fund. Mr. Schansinger has served as Managing Director of MLIM since 1997 and Vice President from 1996 to 1997. Prior to joining MLIM, he was Senior Vice President of Oppenheimer Capital L.P.

     The MLIM Core Bond team manages the fixed income portion of the Fund. Senior investment professionals on the team include Patrick Maldari, James Pagano, John Burger and Frank Viola. Mr. Maldari, the team leader, is primarily responsible for the day to day management of the fixed income portion of the Fund. He has been Managing Director of Americas Fixed Income for MLIM since 2000 and was Director of Fixed Income Institutional Business from 1997 to 2000.

Code #10044-07-02SUP